Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	FIRST QUARTER
	2014	2013
NET SALES	$2,640.8	$2,476.5
COSTS AND EXPENSES
Cost of sales	1,680.5	1,567.9
Gross margin	960.3	908.6
% of Net Sales	36.4%	36.7%
Selling, general and administrative	647.7	664.7
% of Net Sales	24.5%	26.8%
Operating margin	312.6	243.9
% of Net sales	11.8%	9.8%
Other - net	61.6	70.8
Restructuring (credits) charges	(3.7)	42.9
Income from operations	254.7	130.2
Interest - net	40.9	36.7
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	213.8	93.5
Income taxes on continuing operations	46.8	8.8
NET EARNINGS FROM CONTINUING OPERATIONS	167.0	84.7
Less: net earnings (loss) attributable to non-controlling interests	0.2	(0.4)
NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS	166.8	85.1
NET LOSS FROM DISCONTINUED OPERATIONS	(4.9)	(4.0)
NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$161.9	$81.1

BASIC EARNINGS (LOSS) PER SHARE OF COMMON STOCK
Continuing operations	$1.07	$0.55
Discontinued operations	(0.03)	(0.03)
Total basic earnings per share of common stock	$1.04	$0.52
DILUTED EARNINGS (LOSS) PER SHARE OF COMMON STOCK
Continuing operations	$1.05	$0.53
Discontinued operations	(0.03)	(0.02)
Total diluted earnings per share of common stock	$1.02	$0.51
DIVIDENDS PER SHARE	$0.50	$0.49
AVERAGE SHARES OUTSTANDING (in thousands)
Basic	155,905	155,552
Diluted	158,951	158,994

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	March 29, 2014	December 28, 2013
ASSETS
Cash and cash equivalents	$432.6	$496.2
Accounts and notes receivable, net	1,795.8	1,633.0
Inventories, net	1,663.1	1,485.2
Assets held for sale	4.6	10.1
Other current assets	375.1	344.2
Total current assets	4,271.2	3,968.7
Property, plant and equipment, net	1,482.4	1,485.3
Goodwill and other intangibles, net	10,618.9	10,632.9
Other assets	460.4	448.2
Total assets	$16,832.9	$16,535.1
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$683.5	$402.6
Accounts payable	1,581.8	1,575.9
Accrued expenses	1,185.6	1,236.2
Liabilities held for sale	4.9	6.3
Total current liabilities	3,455.8	3,221.0
Long-term debt	3,831.1	3,799.4
Other long-term liabilities	2,566.7	2,634.2
Stanley Black & Decker, Inc. shareowners’ equity	6,897.8	6,799.2
Non-controlling interests’ equity	81.5	81.3
Total liabilities and equity	$16,832.9	$16,535.1

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		FIRST QUARTER
		2014	2013
	OPERATING ACTIVITIES
	Net earnings from continuing operations	$167.0	$84.7
	Net loss from discontinued operations	(4.9)	(4.0)
	Depreciation and amortization	110.4	105.8
	Changes in working capital[1]	(330.3)	(195.0)
	Other	(94.2)	(139.0)
	Net cash used in operating activities	(152.0)	(147.5)
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(57.8)	(76.6)
	Acquisitions, net of cash acquired	(3.2)	(853.9)
	Proceeds from issuances of common stock	13.2	83.2
	Net short-term borrowings	282.3	1,330.5
	Cash dividends on common stock	(80.7)	(79.1)
	Purchases of common stock for treasury	(19.4)	(21.1)
	Payment on forward stock purchase contract	—	(350.0)
	Other	(46.0)	(44.0)
	Net cash provided by (used in) investing and financing activities	88.4	(11.0)
	Decrease in Cash and Cash Equivalents	(63.6)	(158.5)
	Cash and Cash Equivalents, Beginning of Period	496.2	716.0
	Cash and Cash Equivalents, End of Period	$432.6	$557.5

	Free Cash Flow Computation[2]
	Operating cash outflow	$(152.0)	$(147.5)
	Less: capital and software expenditures	(57.8)	$(76.6)
	Free cash outflow (before dividends)	$(209.8)	$(224.1)
	Merger & Acquisition-related charges and payments[4]	51.8	$94.5
	Free cash outflow, normalized (before dividends)[3]	$(158.0)	$(129.6)

1	The change in working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2,3
Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items. Normalized free cash flow, as reconciled above, are considered meaningful pro forma metrics to aid the understanding of the Company's cash flow performance aside from the material impact of merger and acquisition-related activities.

4
Merger & Acquisition-related charges and payments relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	FIRST QUARTER
	2014	2013
NET SALES
Construction & DIY	$1,216.1	$1,150.5
Industrial	852.0	733.9
Security	572.7	592.1
Total	$2,640.8	$2,476.5
SEGMENT PROFIT
Construction & DIY	$169.2	$166.1
Industrial	130.3	89.4
Security	49.6	57.4
Segment Profit	349.1	312.9
Corporate Overhead	(36.5)	(69.0)
Total	$312.6	$243.9
Segment Profit as a Percentage of Net Sales
Construction & DIY	13.9%	14.4%
Industrial	15.3%	12.2%
Security	8.7%	9.7%
Segment Profit	13.2%	12.6%
Corporate Overhead	(1.4)%	(2.8)%
Total	11.8%	9.8%

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

	FIRST QUARTER 2014
	Reported	Merger & Acquisition- Related Charges[1]	Normalized[3]
Gross margin	$960.3	$1.1	$961.4
% of Net Sales	36.4%		36.4%
Selling, general and administrative	647.7	(6.3)	641.4
% of Net Sales	24.5%		24.3%
Operating margin	312.6	7.4	320.0
% of Net Sales	11.8%		12.1%
Earnings from continuing operations before income taxes	213.8	3.9	217.7
Income taxes on continuing operations	46.8	1.4	48.2
Net earnings from continuing operations	166.8	2.5	169.3
Diluted earnings per share of common stock	$1.05	$0.02	$1.07

1 Merger and acquisition-related charges relate primarily to the Niscayah and Infastech acquisitions, including employee-related charges and integration costs.

	FIRST QUARTER 2013
	Reported	Merger & Acquisition- Related Charges[2]	Normalized[3]
Gross margin	$908.6	$13.3	$921.9
% of Net Sales	36.7%		37.2%
Selling, general and administrative	664.7	(34.3)	630.4
% of Net Sales	26.8%		25.5%
Operating margin	243.9	47.6	291.5
% of Net Sales	9.8%		11.8%
Earnings from continuing operations before income taxes	93.5	106.1	199.6
Income taxes on continuing operations	8.8	25.0	33.8
Net earnings from continuing operations	85.1	81.1	166.2
Diluted earnings per share of common stock	$0.53	$0.51	$1.04

2 Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

 3 The normalized 2014 and 2013 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the merger & acquisition-related charges.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		FIRST QUARTER 2014
		Reported	Merger & Acquisition- Related Charges[1]	Normalized[3]
	SEGMENT PROFIT
	Construction & DIY	$169.2	$0.4	$169.6
	Industrial	130.3	2.2	132.5
	Security	49.6	2.3	51.9
	Segment Profit	349.1	4.9	354.0
	Corporate Overhead	(36.5)	2.5	(34.0)
	Total	$312.6	$7.4	$320.0
	Segment Profit as a Percentage of Net Sales
	Construction & DIY	13.9%		13.9%
	Industrial	15.3%		15.6%
	Security	8.7%		9.1%
	Segment Profit	13.2%		13.4%
	Corporate Overhead	(1.4)%		(1.3)%
	Total	11.8%		12.1%

1	Merger and acquisition-related charges relate primarily to the Niscayah and Infastech acquisitions, including employee-related charges and integration costs.

		FIRST QUARTER 2013
		Reported	Merger & Acquisition- Related Charges[2]	Normalized[3]
	SEGMENT PROFIT
	Construction & DIY	$166.1	$3.3	$169.4
	Industrial	89.4	12.4	101.8
	Security	57.4	6.4	63.8
	Segment Profit	312.9	22.1	335.0
	Corporate Overhead	(69.0)	25.5	(43.5)
	Total	$243.9	$47.6	$291.5
	Segment Profit as a Percentage of Net Sales
	Construction & DIY	14.4%		14.7%
	Industrial	12.2%		13.9%
	Security	9.7%		10.8%
	Segment Profit	12.6%		13.5%
	Corporate Overhead	(2.8)%		(1.8)%
	Total	9.8%		11.8%

2
Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

3
The normalized 2014 and 2013 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the merger and acquisition-related charges.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES, AS ADJUSTED, TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES, AS ADJUSTED
(Unaudited, Millions of Dollars)

	FIRST QUARTER 2013			SECOND QUARTER 2013			THIRD QUARTER 2013			FOURTH QUARTER 2013			YEAR TO DATE 2013
	GAAP[1]	Merger & Acquisition-Related Charges[2]	Normalized[3]	GAAP[1]	Merger & Acquisition-Related Charges[2]	Normalized[3]	GAAP[1]	Merger & Acquisition-Related Charges[2]	Normalized[3]	GAAP[1]	Merger & Acquisition-Related Charges[2]	Normalized[3]	GAAP[1]	Merger & Acquisition-Related Charges[2]	Normalized[3]
NET SALES
Construction & DIY	$1,150.5	$—	$1,150.5	$1,394.0	$—	$1,394.0	$1,333.0	$—	$1,333.0	$1,398.5	$—	$1,398.5	$5,276.0	$—	$5,276.0
Industrial	733.9	—	733.9	861.5	—	861.5	825.9	—	825.9	881.3	—	881.3	3,302.6	—	3,302.6
Security	592.1	—	592.1	603.9	—	603.9	600.4	—	600.4	626.2	—	626.2	2,422.6	—	2,422.6
Total	$2,476.5	$—	$2,476.5	$2,859.4	$—	$2,859.4	$2,759.3	$—	$2,759.3	$2,906.0	$—	$2,906.0	$11,001.2	$—	$11,001.2

SEGMENT PROFIT
Construction & DIY	$166.1	$3.3	$169.4	$210.1	$2.8	$212.9	$198.5	$3.1	$201.6	$202.8	$3.8	$206.6	$777.5	$13.0	$790.5
Industrial	89.4	12.4	101.8	117.6	6.1	123.7	114.6	2.3	116.9	135.1	4.0	139.1	456.7	24.8	481.5
Security	57.4	6.4	63.8	54.7	8.8	63.5	61.4	11.9	73.3	64.5	11.6	76.1	238.0	38.7	276.7
Segment Profit	$312.9	$22.1	$335.0	$382.4	$17.7	$400.1	$374.5	$17.3	$391.8	$402.4	$19.4	$421.8	$1,472.2	$76.5	$1,548.7
Corporate Overhead	(69.0)	25.5	(43.5)	(53.7)	14.2	(39.5)	(56.4)	19.9	(36.5)	(74.8)	29.7	(45.1)	(253.9)	89.3	(164.6)
Total	$243.9	$47.6	$291.5	$328.7	$31.9	$360.6	$318.1	$37.2	$355.3	$327.6	$49.1	$376.7	$1,218.3	$165.8	$1,384.1

Segment Profit as a Percentage of Net Sales
Construction & DIY	14.4%		14.7%	15.1%		15.3%	14.9%		15.1%	14.5%		14.8%	14.7%		15.0%
Industrial	12.2%		13.9%	13.7%		14.4%	13.9%		14.2%	15.3%		15.8%	13.8%		14.6%
Security	9.7%		10.8%	9.1%		10.5%	10.2%		12.2%	10.3%		12.2%	9.8%		11.4%
Segment Profit	12.6%		13.5%	13.4%		14.0%	13.6%		14.2%	13.8%		14.5%	13.4%		14.1%
Corporate Overhead	(2.8)%		(1.8)%	(1.9)%		(1.4)%	(2.0)%		(1.3)%	(2.6)%		(1.6)%	(2.3)%		(1.5)%
Total	9.8%		11.8%	11.5%		12.6%	11.5%		12.9%	11.3%		13.0%	11.1%		12.6%

1
Reported, as adjusted for the recast of segment net sales and profit between the Construction and Do-it Yourself (“CDIY”) and Industrial segments to align reporting with the current management of the Company's operations in the emerging markets to be more comparable with the current year presentation. There is no impact to the consolidated financial statements of the Company as a result of this segment realignment.

2
Merger and acquisition-related charges, as reported, relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

3
The normalized 2013 business segment information adjusted for the previously mentioned realignment of certain segment net sales and segment profit from the CDIY segment to the Industrial segment, as reconciled to GAAP as adjusted above, is considered relevant to aid analysis of the Company’s segment profit results aside from the material impact of the merger and acquisition-related charges.